EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Registration Statement of Daniel Green Company on Form S-8 of our report dated March 13, 2001, appearing in the Annual Report on Form 10-KSB of Daniel Green Company for the year ended December 31, 2000.




Deloitte & Touche LLP

Rochester, New York
September 7, 2001



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